UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 30, 2023, HF Sinclair Corporation (the “Corporation”), HF Sinclair Refining & Marketing LLC (“HF Sinclair RM”), HF Sinclair Renewables Holding Company LLC (“HF Sinclair RHC”), HF Sinclair Payroll Services, Inc. (“HF Sinclair PS” and, together with the Corporation, HF Sinclair RM and HF Sinclair RCH, the “HF Sinclair Entities”) and Thomas G. Creery, former President, Renewables of the Corporation and former President and Chief Executive Officer of HF Sinclair RM, entered into an Amendment to Retirement Agreement and Release (the “Amendment”). The Amendment extends the original six month term of Mr. Creery’s consulting services pursuant to the previously disclosed Retirement Agreement and Release between the HF Sinclair Entities and Mr. Creery dated as of July 24, 2022 (the “Agreement”) by one month to February 28, 2023 (the “Extended Consulting Period”). During the Extended Consulting Period, Mr. Creery will continue to receive a retainer payment of $100,000 per calendar month to provide up to 40 hours of consulting services per month to the Corporation and its subsidiaries as requested by the Corporation from time to time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1    Amendment to Retirement Agreement and Release between HF Sinclair Corporation, HF Sinclair Refining & Marketing LLC, HF Sinclair Renewables Holding Company LLC and HF Sinclair Payroll Services, Inc. and Thomas G. Creery dated January 30, 2023.

104    Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

By:    /s/ Vaishali S. Bhatia
Name:    Vaishali S. Bhatia
Title:    Senior Vice President, General Counsel and Secretary

Date: January 30, 2023